EXHIBIT 10.34

                      BRILLIANT DIGITAL ENTERTAINMENT, INC.
                    6355 Topanga Canyon Boulevard, Suite 120
                            Woodland Hills, CA 91367

                                December 31, 2003



To the Holders of Secured Convertible Promissory Notes of Brilliant Digital Entertainment, Inc. Set
Forth on the Schedule 1 Attached Hereto

         Re:      Extension of Maturity Date

Gentlemen:

         Reference is made to those certain (i) Secured Convertible Promissory Notes, dated May 23, 2001, issued by the Brilliant Digital Entertainment, Inc., a Delaware corporation (the "COMPANY"), in favor of each of Harris Toibb, Europlay 1, LLC and Preston Ford, Inc., each as previously amended by that certain Amendment No. One to Secured Convertible Promissory Note, dated as of December 19, 2001, and that certain Amendment No. Two to Secured Convertible Promissory Note, dated as of October 4, 2002 (as amended, each a "MAY CONVERTIBLE NOTE" and collectively, the "MAY CONVERTIBLE NOTES"), and (ii) Secured Convertible Promissory Notes, dated December 19, 2001, issued by the Company in favor of each of Harris Toibb and Chapel Capital, Ltd., each as previously amended by that certain Amendment No. One to Secured Convertible Promissory Note, dated as of October 4, 2002 (each a "DECEMBER CONVERTIBLE NOTE" and collectively, the "DECEMBER CONVERTIBLE NOTES").

         The May Convertible Notes and the December Convertible Notes (collectively, the "NOTES") have a stated maturity date of December 31, 2003 (the "MATURITY DATE") and the Company has notified each of you that it will not be able to pay the amounts outstanding under the May Convertible Notes and the December Convertible Notes on the Maturity Date. The Company has requested that each of you agree to an extension of the Maturity Date to March 1, 2004.

         This letter agreement (this "LETTER AGREEMENT") constitutes the binding agreement of the Company and each of you (each, a "HOLDER"), pursuant to which each Holder and the Company shall amend the May Convertible Notes and the December Convertible Notes on the terms and conditions set forth herein.

         For good and valuable consideration, receipt of which is hereby acknowledged, the Company and each Holder agree as follows:

         1. AMENDMENTS TO CONVERTIBLE NOTES. Concurrently with the execution and delivery of this Agreement by each Holder and the Company, the Company and such Holder shall execute and deliver, to the extent applicable to such Holder, (i) that certain Amendment No. Three to


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Secured   Convertible   Promissory   Note,   dated  as  of  December  31,  2003,
substantially in the form attached hereto as EXHIBIT A (the "MAY NOTE AMENDMENT"), which May Note Amendment shall amend the Holder's respective May Convertible Note to change the Maturity Date (as defined therein) from December 31, 2003 to March 1, 2004, and (ii) that certain Amendment No. Two to Secured Convertible Promissory Note, dated as of December 31, 2003, substantially in the
form  attached   hereto  as  EXHIBIT  B  (the  "DECEMBER  NOTE   AMENDMENT"  and
collectively with the May Note Amendment, the "NOTE AMENDMENTS"), which December Note Amendment shall amend the Holder's respective December Convertible Note to change the Maturity Date (as defined therein) from December 31, 2003 to March 1, 2004.

         2. EXTENSION FEE. In consideration of each Holder agreeing to the extension of the Maturity Date of the Notes, the Company shall pay a $15,000 extension fee (the "EXTENSION FEE"). The Extension Fee shall be divided pro rata among each of the Holders based upon the principal amounts of their respective May Convertible Notes and/or December Convertible Notes, as shown on the
Schedule 1 attached hereto, and shall be due and payable on the Maturity Date (as extended hereby) or on such earlier date when the principal amounts of the May Convertible Notes and/or December Convertible Notes are due and payable.

         3. ACKNOWLEDGEMENT AND AFFIRMATION OF THE NOTES, THE PURCHASE AGREEMENTS AND THE WARRANTS. The Company, and each of Brilliant Studios, Inc. and B3D, Inc (each a "SUBSIDIARY"), acknowledge and agree that (i) the Company is indebted to each Holder in the principal amount set forth on Schedule 1 hereto, plus accrued and unpaid interest and other fees and costs, including an aggregate agreed upon amount of legal fees and costs through March 1, 2004 of $300,000, (ii) the Notes, the Purchase Agreements (as such terms are defined in the Notes) and the Warrants delivered in connection with the Notes, the Purchase Agreements and the amendments thereof are legal, valid and binding obligations of the Company and are and shall continue, after the amendments to the May Convertible Notes and December Convertible Notes contemplated herein, in full force and effect and are hereby confirmed in all respects and the Company hereby reaffirms each and every obligation thereunder and each of the waivers and consents made therein, and (iii) the amounts set forth in clause (i) above and the obligation of the Company to repay the Notes and perform under the Purchase Agreements and the Warrants are absolute and unconditional and not subject to any offset, defenses, claims, counterclaims or disputes. The Company represents and warrants that it has reread the Notes, the Purchase Agreements and the Warrants and each of the obligations, waivers and consents set forth therein and that its execution of this Letter Agreement and the agreements, acknowledgements and affirmations made herein have been done after consultation with legal counsel and with full knowledge of its significance and consequences.

         4. ACKNOWLEDGEMENT AND REAFFIRMATION OF SECURITY AGREEMENTS. The Company, and each Subsidiary, hereby acknowledge and agree that (a) the Security and Pledge Agreement, dated as of May 23, 2001, as amended, executed by the Company and each Subsidiary (the "May Security Agreement") and (b) the Security and Pledge Agreement, dated as of December 19, 2001, as amended, executed by the Company and each Subsidiary (the "December Security Agreement") (i) are legal, valid and binding obligations of the Company and each Subsidiary and that no defenses to or claims against the enforcement of the May Security Agreement or the December Security Agreement or the exercise by the Agent of its rights thereunder exist, (ii) grant to the Agent (as such term is defined therein) a valid, enforceable and perfected security


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interest  in and lien  against  all of the  assets  of the  Company  and of each
Subsidiary  as of such dates and as of the date of this  Letter  Agreement,  and
(iii) are and shall continue, after the amendments to the May Convertible Notes and December Convertible Notes contemplated herein, in full force and effect and are hereby confirmed in all respects and the Company and each Subsidiary hereby reaffirms each and every obligation thereunder and each of the waivers and consents made therein. The Company and each Subsidiary agree that all references in the May Security Agreement to the Convertible Notes shall mean and be a reference to the Convertible Notes as amended by the May Note Amendments and the Company and each Subsidiary agree that all references in the December Security Agreement to the Convertible Notes shall mean and be a reference to the Convertible Notes as amended by the December Note Amendments. The Company and each Subsidiary represents and warrants that it has reread the May Security Agreement and the December Security Agreement and each of the obligations, waivers and consents set forth therein and that its execution of this Letter Agreement and the agreements, acknowledgements and affirmations made herein have been done after consultation with legal counsel and with full knowledge of its significance and consequences.

         5. ACKNOWLEDGEMENT AND REAFFIRMATION OF GUARANTEES. (a) Each Subsidiary hereby acknowledges and agrees that (i) the Guaranty, dated as of May 23, 2001, executed by each Subsidiary (the "May Guaranty") and (ii) the Guaranty, dated as of December 19, 2001, executed by each Subsidiary (the
"December Guaranty"), (X) are legal, valid and binding obligations of each Subsidiary and that no defenses to or claims against the enforcement of the May Guaranty or the December Guaranty or the exercise by the Agent of its rights thereunder exist, and (Y) are and shall continue, after the amendments to the May Convertible Notes and December Convertible Notes contemplated herein, in full force and effect and are hereby confirmed in all respects and each Subsidiary hereby reaffirms each and every obligation thereunder and each of the waivers and consents made therein. Each Subsidiary agrees that all references in the May Guaranty to the Convertible Notes, or words of similar import, shall mean and be a reference to the Convertible Notes as amended by the May Note Amendments and each Subsidiary agrees that all references in the December Guaranty to the Convertible Notes, or words of similar import, shall mean and be a reference to the Convertible Notes as amended by the December Note Amendments. Any reference in the May Guaranty to Secured Obligations or Convertible Note Loans shall include, to the extent applicable, the Convertible Notes as amended by the May Note Amendments and any reference in the December Guaranty to Secured Obligations or Convertible Note Loans shall include, to the extent applicable, the Convertible Notes as amended by the December Note Amendments.

         (b) Each Subsidiary represents and warrants that it has reread the May Guaranty and the December Guaranty and each of the obligations, waivers and consents set forth therein and that its affirmation of such obligations, waivers and consents herein have been made after consultation with legal counsel and with full knowledge of their significance and consequences, with the understanding that events giving rise to any defense or right waived or released may diminish, destroy, or otherwise adversely affect rights that each Subsidiary otherwise may have against the Company, the Holders, the Agent or against any collateral pledged to the Holders, and that, under the circumstances, the waivers, releases and consents herein given are reasonable and not contrary to public policy or law.


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         (c)      Each  Subsidiary  acknowledges  that the amendments to the May
Convertible Notes and the December Convertible Notes contemplated herein directly benefit each Subsidiary and that such amendments provide for an extension of the maturity date of the May Convertible Notes and the December Convertible Notes to March 1, 2004.

         6. AUTHORIZATION. The Company and each Subsidiary has the full legal right, power and authority to conduct its business and affairs. The Company has the full legal right, power and authority to enter into and perform its obligations under this Letter Agreement and the Note Amendments. The execution and delivery of this Letter Agreement and the Note Amendments, and the performance by the Company of its obligations hereunder and thereunder, are within the corporate powers of the Company, and have been duly authorized by all necessary corporate action properly taken. The officer(s) executing this Letter Agreement and the Note Amendments are duly authorized to act on behalf of the Company. Each Subsidiary has the full legal right, power and authority to enter into and perform its obligations under this Letter Agreement. The execution and delivery of this Letter Agreement, and the performance by each Subsidiary of its obligations hereunder, are within the corporate powers of each Subsidiary, and have been duly authorized by all necessary corporate action properly taken. The officer(s) executing this Letter Agreement are duly authorized to act on behalf of each Subsidiary.

         7. PAYMENT OF EXPENSES. The Company hereby agrees to pay all out-of- pocket costs and expenses, including attorney fees, paid or incurred by Harris Toibb in connection with the negotiation, preparation and execution of this Letter Agreement, which the Company agrees is $5,000 (the "Expense Payment"). The Expense Payment shall be paid to Harris Toibb upon the effectiveness of this Letter Agreement.

         8. EFFECTIVENESS. This effectiveness of this Letter Agreement and the obligations of the parties hereunder shall be conditioned upon the execution and delivery of this Letter Agreement by each of the parties set forth below.

         9. MISCELLANEOUS. This Agreement and the exhibits and schedules attached hereto represent the entire agreement between the parties concerning the subject matter hereof, and all oral discussions and prior agreements are merged herein; PROVIDED, if there is a conflict between this Letter Agreement and any other document executed contemporaneously herewith with respect to the obligations described herein, the provision of this Letter Agreement shall control. The parties agree that any disputes of controversies with respect to this Letter Agreement shall be governed by the choice of law and other provisions contained in the Notes. This Letter Agreement and the Amendments may be executed in any number of counterparts and by different parties to this Letter Agreement or the Amendments in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same Letter Agreement and Amendment.

                                     Very truly yours,

                                     BRILLIANT DIGITAL ENTERTAINMENT, INC.,
                                     a Delaware corporation


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                                     By:        /S/ KEVIN BERMEISTER
                                              -----------------------------
                                              Kevin Bermeister
                                     Its:     Chief Executive Officer

ACCEPTED:

HARRIS TOIBB, as a Holder and as Agent

/S/ HARRIS TOIBB
--------------------------------------

EUROPLAY 1, LLC

By:      /s/ Mark Dyne
         -----------------------------
         Name: Mark Dyne
Its:     Manager

PRESTON FORD INC.

By:      /s/ David Wilson
         -----------------------------
         Name: David Wilson
Its:     _____________________________

CAPEL CAPITAL LTD.

By:      /s/ Nicholas Hannah
         -----------------------------
         Name: Nicholas Hannah
Its:     Director Marlborough Nominees Limited

AGREED:


BRILLIANT DIGITAL ENTERTAINMENT, INC.,
a Delaware corporation

By:        /S/ KEVIN BERMEISTER
         -----------------------------
         Kevin Bermeister
Its:     Chief Executive Officer



BRILLIANT STUDIOS, INC.

By:           /S/ KEVIN BERMEISTER
         -----------------------------
            Kevin Bermeister
Its:        Chief Executive Officer


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B3D, INC.

By:           /S/ KEVIN BERMEISTER
         -----------------------------
            Kevin Bermeister
Its:        Chief Executive Officer


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                                   SCHEDULE 1
                                  NOTE HOLDERS

                                                      PRINCIPAL       PRINCIPAL
                                                        AMOUNT        AMOUNT OF
                                                        OF MAY        DECEMBER
                                                     CONVERTIBLE     CONVERTIBLE
NAME OF NOTE HOLDER                                      NOTE           NOTE
-------------------                                  -----------     -----------
Harris Toibb .................................       $2,000,000       $  350,000
   6355 Topanga Canyon Blvd
   Suite 411
   Woodland Hills, CA 91367

Europlay 1, LLC ..............................          214,150             --
   15821 Ventura Blvd., Suite 525
   Encino, California 91436

Preston Ford, Inc. ...........................           50,000             --
   P.O. Box 98
   Preston, MD 21655

Capel Capital, Ltd. ..........................             --            400,000
                                                     ----------       ----------
   P.O. Box 212
   Hadsley House
   St. Peter Port
   Guernsey, Channel Islands

   Total .....................................       $2,264,150       $  750,000
                                                     ==========       ==========


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                                    EXHIBIT A
                                       TO
                                LETTER AGREEMENT

                             Dated December 31, 2003


                           FORM OF MAY NOTE AMENDMENT


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                                    EXHIBIT B
                                       TO
                                LETTER AGREEMENT

                             Dated December 31, 2003


                         FORM OF DECEMBER NOTE AMENDMENT


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